Exhibit 10.23

AMENDMENT NO. 9 AND CONSENT TO REVOLVING CREDIT AGREEMENT

AMENDMENT AND CONSENT (this “Amendment”), dated as of June 29, 2007, among FIRSTCITY FINANCIAL CORPORATION, a Delaware corporation (the “Borrower”), the financial institutions which are parties to the Agreement hereinafter referred to (each a “Lender” and collectively, the “Lenders”), and BANK OF SCOTLAND, as agent for the Lenders under such Agreement (in such capacity, the “Agent”), to the Revolving Credit Agreement, dated as of November 12, 2004, among the Borrower, the Lenders and the Agent (the “Agreement”).

W I T N E S S E T H:

WHEREAS, the Borrower has requested that certain amendments set forth herein be made to the Agreement;

WHEREAS, subject to the terms and conditions contained below, the Agent and the Lenders are willing to so amend the Agreement;

NOW, THEREFORE, it is agreed:

1.  Definitions.  All terms used herein which are defined in the Agreement (including, to the extent any such terms are to be added or amended by this Amendment, as if such terms were already added or amended by this Amendment, unless the context shall otherwise indicate) shall have the same meanings when used herein unless otherwise defined herein.  All references to Sections in this Amendment shall be deemed references to Sections in the Agreement unless otherwise specified.

2.  Effect of Amendment.  As used in the Agreement (including all Exhibits thereto), the Notes and the other Loan Documents and all other instruments and documents executed in connection with any of the foregoing, on and subsequent to the Amendment Closing Date (as hereinafter defined), any reference to the Agreement shall mean the Agreement as amended hereby.

3.  Amendments.  The Agreement is hereby amended as follows:

(a)           Annex I. Annex I to the Agreement is amended as follows by inserting the following new definitions therein in appropriate alphabetical order therein:

 “Fixed Rate” shall mean, for any Loan which the Agent has consented in writing to being a Fixed Rate Loan for a period of time, the rate of interest agreed to in writing by the Agent and Borrower.

“Fixed Rate Loan” shall mean any Loan during any period that, with the prior written consent of the Agent, it bears interest determined by reference to a Fixed Rate.

“Fixed Rate Loan Period” shall mean, for any Loan which the Agent has consented in writing to being a Fixed Rate Loan, the period of time agreed to in writing by the Agent and Borrower that such Loan will bear interest at a Fixed Rate.

(b)           Section 2.2(a).  Clause (iv) of Section 2.2(a) of the Agreement is amended and restated to read in its entirety as follows:

“(iv) if such Borrowing Date is a Payment Date, whether such Loans shall constitute Base Rate Loans or Eurocurrency Loans or, if the Agent in its sole discretion consents thereto, Fixed Rate Loans (if not specified or if such date is not a Payment Date, Base Rate Loans shall be deemed to have been requested),”

(c)           Section 2.2(b).  Clause (ii) of Section 2.2(b) of the Agreement is amended and restated to read in its entirety as follows:

“ (ii) if such Borrowing Date is a Payment Date, whether such Loans shall constitute Base Rate Loans or Eurocurrency Loans or, if the Agent in its sole discretion consents thereto, Fixed Rate Loans (if not specified or if such date is not a Payment Date, Base Rate Loans shall be deemed to have been requested),”

(d)           Section 2.2(c).  The first sentence of Section 2.2(c) of the Agreement is amended and restated to read in its entirety as follows:

“Agent shall promptly notify (in writing or by telephone, confirmed as soon as possible thereafter in writing) each of Lenders of the date and type (i.e., Acquisition Loan or Working Capital Loan) of any proposed Loans, the amount of the Loan or Loans such Lender is being requested to make and whether such Loans shall constitute Base Rate Loans or Eurodollar Loans or, if the Agent in its sole discretion consents thereto, Fixed Rate Loans.”

(e)           Section 3.1.  Subsection (a) of Section 3.1 of the Agreement is amended and restated to read in its entirety as follows:

“(a)  Subject to the provisions of Section 3.3, Borrower agrees to pay interest in respect of the unpaid principal amount of the Loans from the date such Loans are made until maturity (whether by acceleration or otherwise) for each period from and including each Payment Date to but excluding the immediately following Payment Date at the following rates:  (i) Eurocurrency Loans, at a rate per annum equal LIBOR for the Eurocurrency Interest Period then in effect, plus the Applicable Margin in effect for such period, and (ii) Base Rate Loans, at a rate per annum equal to the sum of the Base Rate, plus the Applicable Margin in effect for such period, such rate to change as and when the Base Rate shall change and (iii) Fixed Rate Loans, at the Fixed Rate applicable thereto.”

(f)            Section 3.8.  Section 3.8 of the Agreement is amended by adding the following at the end thereof:

“or (vii) if for any reason any prepayment or repayment or conversion of any of its Fixed Rate Loans occurs on a date which is not the last day of the Fixed Rate Loan Period applicable thereto”

(g)           Section 3.9.  Subsection (c) of Section 3.9 of the Agreement is amended and restated to read in its entirety as follows:

“(c)         Subject to Section 3.9(e), if Agent shall not have received written notice from Borrower on or prior to 11:00 a.m. (Closing Office time) at least three Business Days prior to a Payment Date that Borrower has elected to convert all or a portion of Loans outstanding as Eurocurrency Loans to Base Rate Loans or Fixed Rate Loans in accordance with the other provisions of this Agreement, Borrower shall be deemed to have elected to have such Loans (or portion thereof, as the case may be) continued as Eurocurrency Loans for a new Eurocurrency Interest Period.”

(h)           Section 3.10.  Section 3.10 of the Agreement is amended and restated to read in its entirety as follows:

“Section 3.10.        Conversions.  Borrower shall have the option to convert, on any Payment Date, all or any portion of Loans from Base Rate Loans to Eurocurrency Loans or, with the written consent of the Agent, Fixed Rate Loans or (provided that such Loan was made in Dollars) from Eurocurrency Loans to Base Rate Loans or, with the written consent of the Agent, Fixed Rate Loans or Fixed Rate Loans to Base Rate Loans or Eurocurrency Loans; provided that (i) after giving effect to any such conversion the amount outstanding as a Eurocurrency Loans, if any, shall be equal to $1,000,000 or an integral multiple of $100,000 in excess thereof, and the amount outstanding as Base Rate Loans, if any, shall not be less than $20,000; and (ii) unless the Majority Lenders specifically agree in writing, no conversion to Eurocurrency Loans shall be permitted at any time that a Default or Event of Default exists.  Each such conversion shall be effected by Borrower giving Agent written notice thereof (a “Notice of Conversion”) on or prior to 11:00 a.m. (Closing Office time) at least three Business Days prior to a Payment Date, specifying the amount of Loans to be converted and whether such Loans are Acquisition Loans or Working Capital Loans.

(i)            Section 5.2.  The second sentence of Section 5.2 of the Agreement is amended and restated to read in its entirety as follows:

“Interest on Base Rate Loans hereunder and under the Notes shall be calculated on the basis of a 365-day year and the actual number of days elapsed and interest on Eurocurrency Loans and Fixed Rate Loans hereunder and under the Notes shall be calculated on the basis of a 360-day year and the actual number of days elapsed. “

(j)            Section 8.18(a).  Clause (i) of Section 8.18(a) of the Agreement are amended and restated to read in their entireties as follows:

“(i) maintain a ratio of Indebtedness to Tangible Net Worth equal to or less than 3.50 to 1.00 for the last day of the fiscal quarter then ended;”

4.  Consents.  The Borrower has advised the Agent that MPortfolio Corporation, a 100% owned direct subsidiary of FC Commercial (“MPortfolio”), desires to incur up to $4,500,000 of indebtedness (the “FNBCT Indebtedness”) from First National Bank of Central Texas (“FNBCT”), all of which will be used to purchase eight (8) loans previously identified to the Agent from FH Partners, L.P.  The incurrence of such indebtedness is prohibited by the Agreement unless it is an Approved Portfolio Leverage Arrangement.

In addition, Section 8.4 of the Agreement prohibits the Borrower or its Subsidiaries from assigning, selling or transferring any of its Assets to any Person, other than in the ordinary course of business and for fair and adequate consideration, and Section 8.20 of the Agreement prohibits the Borrower or its Subsidiaries from engaging in transactions with Affiliates unless the transaction is no less favorable to the Borrower or such Subsidiary than would be obtained in a comparable arm’s length transaction.

In reliance upon the representations, warranties and agreements set forth herein, the Agent hereby consents to (a) to the sale of such eight (8) loans by FH Partners, L.P. to MPortfolio Corporation and (b) the FNBCT Indebtedness constituting an Approved Portfolio Leverage Ratio.

5.  Representations.  In order to induce the Agent and the Lenders to execute this Amendment, the Borrower hereby represents, warrants and covenants to the Agent and the Lenders as of the date hereof and (if different) as of the Amendment Closing Date (which representations, warranties and covenants shall survive the execution, delivery and effectiveness of this Amendment) as follows:

(a)           No Default or Event of Default exists.

(b)           Each representation and warranty made by Borrower, each Primary Obligor, each Portfolio Entity, each Related Entity and each other Loan Party in the Loan Documents is true and correct.

(c)           The execution and delivery of this Amendment by the Borrower and the consummation of the transactions contemplated herein have been duly authorized by all necessary corporate action.

(d)           This Amendment is the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization and similar laws affecting the enforcement of creditors’ rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

(e)           No Material Adverse Change has occurred since March 31, 2007.

(f)            The proceeds of the FNBCT Indebtedness will be used to purchase eight loans from FH Partners, L.P.

(g)           No Person other than MPortfolio has granted or will grant any Lien to secure the repayment of the FNBTC Indebtedness.

(h)           No Person has issued or will issue any Guaranty Equivalent or any other indemnity in respect of the FNBCT Indebtedness or otherwise has become or will become liable in any way in respect thereof..

(i)            Promptly following the Amendment Closing Date, the Borrower shall deliver to the Agent a copy of the loan agreement between MPortfolio and FNBCT and all other agreements entered into and instruments delivered in connection therewith, certified by an Executive Officer as constituting true and complete copies of all such agreements and instruments.

5.  Effectiveness.  This Amendment shall become effective when each of the following conditions have been fulfilled to the satisfaction of the Agent (or waived by the Agent).

(a)           Signed Copies.  The Borrower, the Lenders and the Agent shall have executed a copy hereof and delivered the same to the Agent at 565 Fifth Avenue, New York, New York 10017 (Attention:  Joseph Fratus) or such other place directed by the Agent.

(b)           Guarantor’s Consent.  Each Guarantor shall have executed a confirming consent, substantially in the form attached hereto as Annex A or otherwise satisfactory to the Agent (a “Confirming Consent”), and delivered the same to the Agent at 565 Fifth Avenue, New York, New York 10017 (Attention:  Joseph Fratus) or such other place directed by the Agent.

(c)           No Defaults.  No Default or Event of Default shall exist.

(d)           Accuracy of Representations.  Each representation and warranty made by the Borrower, each Primary Obligor, each Portfolio Entity, each Related Entity and each other Loan Party in the Agreement and the other Loan Documents shall be true and correct in all material respects as of the Amendment Closing Date with the same effect as though made at and as of such date (except for those that specifically speak as of a prior date).

The amendment to clause (i) of Section 8.18 of the Agreement set forth in Section 3(j) hereof shall be effective as of March 31, 2007; and the consents set forth in Section 4 hereof and the other amendments set forth in Section 3 hereof shall be effective as of June 29, 2007.

6.  Limited Nature of Amendments.  The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent by the Agent or the Lenders to any waiver of, or modification of, any other term or condition of the Agreement, or any of the documents referred to in any of the foregoing or (b) prejudice any right or rights which any of the Lenders or the Agent may now have or may have in the future under or in connection with the Agreement, or any of the documents referred to in any of the foregoing.  Except as expressly amended hereby, the terms and provisions of the Agreement shall remain in full force and effect.

7.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

8.  Jurisdiction, Waiver of Jury Trial.  THE BORROWER HEREBY AGREES THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT WITH RESPECT TO THIS AMENDMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN NEW YORK CITY OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK AS THE AGENT OR ANY LENDER MAY ELECT, and, by execution and delivery hereof, the Borrower accepts and consents for itself and in respect to its property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts, unless waived in writing by the Agent and the Majority Lenders.  EACH OF THE BORROWER, THE AGENT AND THE LENDERS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE BORROWER, ANY AFFILIATE OF THE BORROWER, THE AGENT OR ANY LENDER.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDER ENTERING INTO THIS AMENDMENT.

9.  Headings.  The descriptive headings of the various provisions of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

10.  Writings Only.  BORROWER HEREBY ACKNOWLEDGES AND AGREES THAT NO TERM OR PROVISION OF THE AGREEMENT, THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE CHANGED, WAIVED, SUPPLEMENTED OR OTHERWISE MODIFIED VERBALLY, BUT ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE RELEVANT PARTIES, AS FURTHER PROVIDED IN SECTION 12.2 OF THE CREDIT AGREEMENT.

11.  Counterparts.  This Amendment may be executed in any number of counterparts, and by the different parties on the same or separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which together shall constitute one and the same agreement.  Telecopied signatures hereto and to the Confirming Consent shall be of the same force and effect as an original of a manually signed copy.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers.

BANK OF SCOTLAND,
Individually and as Agent

By
Name:
Title:

FIRSTCITY FINANCIAL CORPORATION

By
Name:
Title:

[Signature Page to Amendment No. 9 to Revolving Credit Agreement]

Annex A

CONFIRMING CONSENT

Reference is hereby made to the foregoing Amendment (the “Amendment”) to the Revolving Credit Agreement dated as of June 20, 2007 among the Borrower, the Lenders and the Agent; said agreement, as amended and modified by the Amendment and from time to time hereafter further amended or otherwise modified, the “Amended Agreement”.

Each Guarantor hereby consents to the terms and provisions of the Amendment and confirms and acknowledges that:

(a)  its obligations under the Loan Documents to which it is a party remain in full force and effect and the terms “Obligations” and “Secured Obligations” used in such Loan Documents include all Obligations of the Borrower under the Amended Agreement; and

(b)  its consent and acknowledgement hereunder is not required under the terms of such Loan Documents and any failure to obtain its consent or acknowledgment to any subsequent amendment to the Agreement or the Amended Agreement or any of the other Loan Documents will not affect the validity of its obligations under the aforesaid Loan Documents or any other Loan Document, and this consent and acknowledgement is being delivered for purposes of form only.

Capitalized terms used herein and not otherwise defined have the same meanings as in the Amended Agreement.  This Consent is dated as of the Amendment Closing Date (as defined in the Amendment).

FIRSTCITY COMMERCIAL CORPORATION

By:
Name: James C. Holmes
Title: Executive Vice President

FC CAPITAL CORP.

By:
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY CONSUMER LENDING CORPORATION

By:
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY EUROPE CORPORATION

By:
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY HOLDINGS CORPORATION

By:
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY HOLDINGS CORPORATION OF MINNESOTA

By:
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY INTERNATIONAL CORPORATION

By:
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY MEXICO, INC.

By:
Name: James C. Holmes
Title: Executive Vice President

FIRSTCITY SERVICING CORPORATION

By:
Name: James C. Holmes
Title: Executive Vice President

BOSQUE ASSET CORP.

By:
Name: James C. Holmes
Title: Executive Vice President

BOSQUE LEASING, L.P.

By:
Name: James C. Holmes
Title: Executive Vice President

BOSQUE LEASING GP CORP.

By:
Name: James C. Holmes
Title: Executive Vice President